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                                                                     EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-62796.


                             /s/ Arthur Andersen LLP
                                 Arthur Andersen LLP


Boston, Massachusetts
July 10, 1995